Exhibit 10.5

NONCOMPETE AGREEMENT

THIS NONCOMPETE AGREEMENT (this “Agreement”) is made and entered into effective as of ____________, 2010, by and between Left Behind Games Inc., a Washington corporation (“LBG”), and _________________(“[NAME]”).

WHEREAS, Pursuant to the Agreement and Plan of Merger, dated as of February __, 2010 (the “Merger Agreement”), by and among LBG, DP Acquisition, Inc., a California corporation wholly-owned by LBG (“Merger Sub”), and Digital Praise, Inc., a California corporation “DP”), Merger Sub shall merge with and into DP, as a result of which DP will be the surviving entity as a wholly-owned subsidiary of LBG (the “Merger”);

WHEREAS, in connection with the Merger, LBG and [NAME] have entered into an Employment Agreement dated as of even date herewith (the “Employment Agreement”); and

WHEREAS, as an inducement to LBG to consummate the Merger, it is a condition to the closing of the Merger that [NAME] agree, and [NAME] has agreed, to enter into this Agreement with LBG, which the parties agree is reasonable and necessary in order for LBG to protect its goodwill and business.

 NOW THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1.

Construction and Effective Date.  Capitalized terms used and not defined in this Agreement shall have the respective meaning ascribed to them in the Merger Agreement.  This Agreement will take effect only if the transactions contemplated by the Merger Agreement are consummated and will be effective on the Closing Date.  This Agreement is binding upon and shall inure to the benefit of the respective successors and assigns of the parties hereto.

2.

Noncompetition.  During the period beginning on the Closing Date and ending at 5:00 p.m., Pacific Time, on the third anniversary of the Closing Date and provided there has been no breach by LBG of the Employment Agreement or the Merger Agreement, [NAME] will not directly or indirectly (i) engage in any Christian game publishing business that is competitive with LBG’s or DP’s business (a “Competing Business”) anywhere within the United States (the “Area”); (ii) own, manage, operate, control, be employed by, participate in, advise, consult or contract with, or be connected in any manner with the ownership, management, operation, or control of any Competing Business in the Area; (iii) assist any other Person which is so engaged or operates a Competing Business in the Area; or (iv) engage in any trade disparagement with respect to LBG, DP, or any of their respective Affiliates.

3.

Nonsolicitation of Employees/Consultants.  During the term beginning on the Closing Date and ending at 5:00 p.m., Pacific Time, on the date 180 days after the termination of the Employment Agreement, [NAME] will not, directly or indirectly, engage or participate in the solicitation or attempt to solicit or in any manner encourage employees, independent contractors or consultants of LBG, DP, or their Affiliates to work for any other trade or business.

4.

Nonsolicitation of Customers.  During the term beginning on the Closing Date and ending at 5:00 p.m., Pacific Time, on the date 180 days after the termination of the Employment Agreement, [NAME] will not, directly or indirectly, (a) call on, solicit or take away, or attempt to call on, solicit, or take away, any client of LBG, DP, or any of their respective Affiliates; or (b) request or advise any client of LBG, DP, or any of their respective Affiliates to discontinue, withdraw or cancel any of their business with LBG, DP, or any of their respective Affiliates, as the case may be.

5.

Injunctive Relief.  [NAME] acknowledges that (a) compliance with the covenants in Sections 2, 3 and 4 of this Agreement are necessary to protect the LBG and DP businesses; (b) a breach of any of such covenants may irreparably damage LBG and/or DP; and (c) an award of money damages will not be adequate to remedy such harm.  Consequently, [NAME] agrees that, in addition to other remedies, in the event [NAME] breaches or threatens to breach any of the covenants contained in this Agreement, LBG shall be entitled to both (i) a preliminary or permanent injunction to prevent the continuation of such harm and (ii) money damages, insofar as they can be determined, plus any amounts to which LBG is entitled under Section 14 of this Agreement.

6.

Reasonableness.  [NAME] agrees that the covenants and restrictions in this Agreement are reasonable for protecting the LBG and DP businesses.  After having consulted with legal counsel, [NAME] fully agrees and understands that this Agreement is not an unlawful restraint on trade or business and is within the scope of §16601 of the California Business & Professions Code in connection with the sale of all of [NAME’S] ownership interest in DP pursuant to the Merger.  It is expressly understood and agreed that although LBG and [NAME] consider the restrictions contained in this Agreement reasonable for the purpose of preserving the LBG and DP business, goodwill and other proprietary rights, if a final judicial determination is made by a court having jurisdiction that the time or territory or any other restriction contained in this Agreement is an unreasonable or otherwise unenforceable restriction against [NAME], the provisions of this Agreement shall not be rendered void but shall be deemed amended to apply as the maximum time and territory and to any other extent as a court may judicially determine or indicate to be reasonable.

7.

Modifications; Termination.  No modification of this Agreement shall be valid unless made in writing and signed by the parties hereto.  This Agreement shall terminate and be of no force and effect upon LBG’s breach of the Employment Agreement, the Merger Agreement or any agreement between [NAME] and LBG.

8.

Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any applicable law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, such term or other provision will be interpreted so as to best accomplish the intent of the parties within the limits of applicable law.

9.

Integrated Agreement.  This Agreement constitutes the full, complete and exclusive agreement between LBG and [NAME] with respect to the subject matters herein.

10.

Governing Law.  This Agreement shall be construed in accordance with and governed by the laws of the State of California, without giving effect to the conflicts of law principles thereof.

11.

Notices.  All notices, requests, claims, demands and other communications required or permitted to be given under this Agreement shall be in writing and shall be delivered by hand or sent by confirmed facsimile (with the original to follow by first class mail, postage prepaid) or sent, postage prepaid, by registered or certified mail or internationally recognized overnight courier service and shall be deemed given when so delivered by hand or facsimile, or if mailed, five (5) days after mailing (two (2) Business Days in the case of overnight courier service) at the following addresses (or at such other address for a party as shall be specified by like notice):

(i)

if to LBG, to

Left Behind Games Inc.

___________________________

___________________________

Attention:  __________________

Telecopy:  __________________

With a copy, which shall not constitute notice, to:

___________________________

___________________________

___________________________

Attention:  __________________

Telecopy:  __________________

(ii)

if to [NAME], to

______________________________

___________________________

___________________________

___________________________

Attention:  __________________

Telecopy:  __________________

With a copy, which shall not constitute notice, to:

___________________________

___________________________

___________________________

Attention:  __________________

Telecopy:  __________________

12.

Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

13.

Attorneys’ Fees.  In the event either party commences litigation or arbitration for the judicial interpretation, enforcement, termination, cancellation, or rescission hereof, or for damages for the breach hereof, then, in addition to any or all other relief awarded in such proceeding, the prevailing party therein shall be entitled to a judgment against the other for an amount equal to the reasonable attorneys’ fees and costs incurred.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

LEFT BEHIND GAMES INC.

By: ________________________________

Name:  ______________________

Title:  _______________________

_____________________________________

[NAME]

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